                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated November 13, 1995 in Post-Effective Amendment No. 3 to the Registration Statement (Form S-1 No. 33-76286) and related Amended Prospectus of MPSI Systems Inc. for the registration of 1,780,436 shares of its Common Stock.



                                            ERNST & YOUNG LLP


Tulsa, Oklahoma

December 20, 1995